UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2004

Pizza Inn, Inc.

(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	0-12919 (Commission File Number)	47-0654575 (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas 75056
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On December 21, 2004, Wells Fargo Bank agreed, pursuant to that certain letter dated December 21, 2004 from Wells Fargo Bank to Pizza Inn, Inc. (the “December 21, 2004 Letter”), which is filed as Exhibit 99.3 to this report and incorporated herein by reference, to amend that certain Third Amended and Restated Loan Agreement between Pizza Inn, Inc. and Wells Fargo Bank (Texas), National Association dated January 22, 2003 but effective December 29, 2002 (the “Loan Agreement”) to continue to extend Revolving Credit Advances (as defined in the Loan Agreement) under the Loan Agreement subject to certain conditions described in the letter, including, without limitation, limiting the aggregate amount of all Revolving Credit Advances and Letter of Credit Liabilities at any time outstanding to not exceed $1,200,000. Wells Fargo Bank also represented to Pizza Inn, Inc. in the December 21, 2004 Letter that $615,071.18 is currently outstanding and that Wells Fargo Bank would have the right to terminate the agreement to continue to extend Revolving Credit Advances at any time upon prior written notice to Pizza Inn, Inc.

     The terms and conditions of the Loan Agreement are described in the Loan Agreement which is filed as Exhibit 10.1 to that certain Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2002 filed February 11, 2003 by Pizza Inn, Inc. with the Commission and incorporated herein by reference. The terms and conditions of the amendment(s) to the Loan Agreement are described in the December 21, 2004 Letter. See also the disclosure(s) under Item 1.02 of this report.

Item 1.02 Termination of a Material Definitive Agreement.

     On December 16, 2004, Wells Fargo Bank, National Association, notified Pizza Inn, Inc. that, pursuant to Section 10.12 of the Loan Agreement, the Revolving Credit Commitment (as defined in the Loan Agreement) and all other lending obligations of Wells Fargo Bank, as the lender, under the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement) were automatically terminated as a result of a Change of Control (as defined in the Loan Agreement) resulting from Ronald W. Parker ceasing to be the Chief Executive Officer of Pizza Inn, Inc.

     The Revolving Credit Commitment, other lending obligations, Change of Control, and other terms and conditions of the Loan Agreement are described in the Loan Agreement. See also the disclosure(s) under Item 1.01 of this report.

Item 7.01 Regulation FD Disclosure.

     Pizza Inn, Inc. elects to disclose the information in the letters furnished as Exhibits 99.1, 99.2, and 99.3 to this report and incorporated herein by reference through Form 8-K pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Second Amended and Restated Loan Agreement dated March 31, 2000 between Pizza Inn, Inc. and Wells Fargo Bank (Texas), National Association (incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarterly period ended March 26, 2000 filed May 9, 2000 by Pizza Inn, Inc. with the Commission)

Exhibit No.	Description of Exhibit
10.2	First Amendment to the Second Amended and Restated Loan Agreement dated December 28, 2000 between Pizza Inn, Inc. and Wells Fargo Bank Texas, National Association (incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarterly period ended December 24, 2000 filed February 6, 2001 by Pizza Inn, Inc. with the Commission)

10.3	Second Amendment to the Second Amended and Restated Loan Agreement and Related Loan Documents dated January 31, 2002 but effective December 23, 2001 between Pizza Inn, Inc. and Wells Fargo Bank Texas, National Association (incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarterly period ended December 23, 2001 filed February 5, 2002 by Pizza Inn, Inc. with the Commission)

10.4	Third Amendment to the Second Amended and Restated Loan Agreement dated September 26, 2002 but effective June 25, 2002 between Pizza Inn, Inc. and Wells Fargo Bank Texas, National Association (incorporated herein by reference to Exhibit 10.4 to the Annual Report on Form 10-K for the fiscal year ended June 30, 2002 filed September 27, 2002 by Pizza Inn, Inc. with the Commission)

10.5	Third Amended and Restated Loan Agreement dated January 22, 2003 but effective December 29, 2002 between Wells Fargo Bank (Texas), National Association and Pizza Inn, Inc. (incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2002 filed February 11, 2003 by Pizza Inn, Inc. with the Commission)

10.6	Construction Loan Agreement dated December 28, 2000 between Pizza Inn, Inc. and Wells Fargo Bank Texas, National Association (filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q for the quarterly period ended December 24, 2000 filed February 6, 2001 by Pizza Inn, Inc. with the Commission)

10.7	Promissory Note dated December 28, 2000 between Pizza Inn, Inc. and Wells Fargo Bank Texas, National Association (incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q for the quarterly period ended December 24, 2000 filed February 6, 2001 by Pizza Inn, Inc. with the Commission)

10.8	Fifth Amended and Restated Revolving Credit Note dated January 31, 2002 between Pizza Inn, Inc. and Wells Fargo Bank (Texas), National Association (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the quarterly period ended December 23, 2001 filed February 5, 2002 by Pizza Inn, Inc. with the Commission)

99.1	Letter dated December 16, 2004 from Wells Fargo Bank, National Association to Pizza Inn, Inc. (furnished herewith and incorporated herein by reference)

99.2	Letter dated December 20, 2004 from Wells Fargo Bank, National Association to Pizza Inn, Inc. (furnished herewith and incorporated herein by reference)

99.3	Letter dated December 21, 2004 from Wells Fargo Bank, National Association to Pizza Inn, Inc. (filed herewith and incorporated herein by reference)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pizza Inn, Inc.
Date: December 22, 2004	By:	/s/ Rod McDonald
	Name:	Rod McDonald
	Title:	Acting Chief Executive Officer